Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Barings Capital Investment Corporation (the “Company”) on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan High, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRYAN HIGH
Bryan High
Co-Chief Executive Officer

February 19, 2026